UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 27, 2008
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.01
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 27, 2008, the Registrant entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Triant Holdings, Inc. and Triant Technologies (2005) Inc. (“Triant”), pursuant to which the Registrant agreed to purchase certain of the assets of Triant for an aggregate purchase price of approximately US$1,750,000 (the “Sale Transaction”). The Purchase Agreement provides for the purchase of substantially all of the assets of Triant’s Fault Detection & Classification business, including certain customer contracts, technologies and employees, other than $120,000 in receivables being retained by Triant.
     US$374,000 of the US$1,750,000 consideration will be retained in escrow for three months following the latest date on which notices are sent to creditors and potential claimants of Triant pursuant to its liquidation and wind-up following the closing of the Sale Transaction.
     This description of the Sale Transaction does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.01 to this report and incorporated by reference into this Item 1.01. Terms not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.
     The Registrant issued a press release regarding the signing of the Purchase Agreement, which is attached hereto as Exhibit 99.1.
     None of the officers and directors of the Registrant, the Registrant or the Sellers have any other relationship with each other.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.01	Asset Purchase Agreement entered into August 27, 2008 by and among Triant Holdings, Inc. and Triant Technologies (2005) Inc., and PDF Solutions, Inc. (1)

99.1	Press Release dated August 27, 2008 regarding the Registrant’s signing of a definitive agreement to acquire certain assets of Triant Technologies (2005) Inc.

(1)	All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Joy E. Leo
Joy E. Leo
Executive Vice President and Chief Administration Officer

Dated: September 2, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.01	Asset Purchase Agreement entered into August 27, 2008 by and among Triant Holdings, Inc. and Triant Technologies (2005) Inc., and PDF Solutions, Inc. (1)

99.1	Press Release dated August 27, 2008 regarding the Registrant’s signing of a definitive agreement to acquire certain assets of Triant Technologies (2005) Inc.

(1)	All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.